UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
______________________________________________
Current Report
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
May 28, 2026
______________________________________________
MATTEL, INC.
(Exact name of registrant as specified in its charter)
 ______________________________________________

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
333 Continental Boulevard
El Segundo, California 90245-5012
(Address of principal executive offices)
Registrant's telephone number, including area code
(310) 252-2000
N/A
(Former name or former address, if changed since last report)
  ______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 per share	MAT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.    ☐
Section 5 – Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
Mattel, Inc. (the "Company" or "Mattel") held its 2026 Annual Meeting of Stockholders on May 28, 2026 (the "Annual
Meeting"). As reported below, at the Annual Meeting, the Company's stockholders approved the amendment and restatement of the Mattel, Inc. Amended and Restated 2010 Equity and Long-Term Compensation Plan (the "2026 Restatement"). The 2026
Restatement, effective May 28, 2026, amends the Mattel, Inc. Amended and Restated 2010 Equity and Long-Term
Compensation Plan (the "Plan," and as amended, the "Restated Plan").
The 2026 Restatement increases the number of shares of Mattel's common stock that may be issued under the Plan by 2,155,000 shares. In addition to the increase in the share reserve, the 2026 Restatement includes only one other change to the Plan, which is to extend the termination date of the Plan to March 19, 2036.
The Restated Plan is described in more detail in Mattel's Definitive Proxy Statement on Schedule 14A, as filed with the
Securities and Exchange Commission on April 14, 2026 (the "Proxy Statement"). The description of the Restated Plan is qualified in its entirety by reference to the full text of the Restated Plan, a copy of which is attached hereto as Exhibit 10.1.
Item  5.07. Submission of Matters to a Vote of Security Holders.
The proposals considered at the Annual Meeting are described in the Proxy Statement, and the final voting results are set forth below.
Each of the nominees for director listed in Proposal 1 in the Proxy Statement was elected by a majority of the votes cast, as follows:

Name of Nominee	Votes Cast "FOR"	Votes Cast "AGAINST"	Abstentions	Broker Non-Votes
Adriana Cisneros	189,965,410	14,505,857	49,512,441	16,139,843
Diana Ferguson	191,059,371	13,909,041	49,015,296	16,139,843
Julius Genachowski	238,340,482	15,532,262	110,964	16,139,843
Prof. Noreena Hertz	190,375,550	14,591,282	49,016,876	16,139,843
Ynon Kreiz	238,080,506	15,786,433	116,769	16,139,843
Soren Laursen	191,094,566	13,870,957	49,018,185	16,139,843
Roger Lynch	191,047,194	13,918,011	49,018,503	16,139,843
Dominic Ng	188,747,677	16,217,908	49,018,123	16,139,843
Dr. Judy Olian	189,419,546	15,050,312	49,513,850	16,139,843
Dawn Ostroff	240,629,527	13,244,726	109,455	16,139,843
Proposal 2, a proposal to ratify the selection of PricewaterhouseCoopers LLP as Mattel's independent registered public accounting firm for the year ending December 31, 2026, was approved by the following vote:

Votes Cast "FOR"	Votes Cast "AGAINST"	Abstentions	Broker Non-Votes
265,816,715	4,136,113	170,723	N/A
Proposal 3, a proposal to approve, on a non-binding, advisory basis, the compensation of Mattel's named executive officers, was approved by the following vote:

Votes Cast "FOR"	Votes Cast "AGAINST"	Abstentions	Broker Non-Votes
236,401,260	17,292,683	289,765	16,139,843
Proposal 4, a proposal to approve the 2026 Restatement, was approved by the following vote:

Votes Cast "FOR"	Votes Cast "AGAINST"	Abstentions	Broker Non-Votes
236,024,891	17,624,209	334,608	16,139,843
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Exhibit Description
10.1	Mattel, Inc. Amended and Restated 2010 Equity and Long-Term Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ Jonathan Anschell
	Name:	Jonathan Anschell
	Title:	Executive Vice President, Chief Legal Officer, and Secretary
Dated: June 2, 2026